PROMISSORY NOTE


         The undersigned, Louis A. Guzzetti, Jr., hereby promises to pay to the order of Lynch Corporation an amount equal to the funds which Lynch Corporation may loan to the undersigned (as detailed in the Schedule set forth below), together with interest at the rate of 6% per annum, compounded semi-annually. The principal and interest shall be payable on the thirtieth day after the undersigned shall cease for any reason (whether with or without cause) to be employed by Lynch Corporation or an affiliate of Lynch Corporation. The undersigned may prepay this Note at any time without penalty.
Dated: June 6, 2000
                                        ----------------------------------
                                        Louis A. Guzzetti, Jr.


                                    Schedule
                                    --------

            Amount                                       Date
            ------                                       -----

         $309,495.95                        June 6, 2000
         $ 61,000.00                        September 20, 2000